 EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned officer of the Powerdyne International, Inc. (the "Company"), hereby certify to my knowledge that:

(1)	The Report on Form 10-Q for the quarter ended March 31, 2017 of the Company (the “Report”) fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(2)	The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2017	/s/ Linda H. Madison
Chief Accounting Officer
Chief Financial Officer